EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 1 AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT

Amendment No. 1 and Waiver dated as of July 18, 2003 (this “Amendment”) to the Amended and Restated Credit Agreement dated as of June 17, 2003 (as amended, supplemented and otherwise modified from time to time, the “Credit Agreement”) among Advanced Medical Optics, Inc., a Delaware corporation (the “Borrower”), each Lender from time to time party thereto (the “Lenders”), General Electric Capital Corporation (“GE Capital”), as Syndication Agent, Bank One, N.A., as Documentation Agent, Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), Foreign Currency Fronting Lender and L/C Issuer, and GE Capital and Banc of America Securities LLC, as Co-Lead Arrangers.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth in this Amendment;

WHEREAS, the Borrower has requested that the Lenders agree to waive compliance with certain provisions of the Credit Agreement as set forth in this Amendment; and

WHEREAS, the Lenders have indicated their willingness to agree to so amend the Credit Agreement on the terms and subject to the satisfaction of the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows.

AMENDMENT

SECTION 1. Amendments to Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended as follows:

(a) The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (iii) thereof, (ii) deleting the “,” at the end of clause (iv) thereof and substituting “, and” therefor and (iii) adding a new clause (v) which reads as follows:

“(v) in connection with the prepayment, redemption, purchase, defeasance or other satisfaction prior to the scheduled maturity thereof of Indebtedness permitted pursuant to Section 7.16(a)(iv) hereof, the sum of the following amounts, in each case to the extent paid or accrued by the Borrower and its Subsidiaries during such period: (x) any premium paid in connection therewith and (y) any non-cash expenses attributable to deferred financing fees and the accretion of original issue discount on such Indebtedness, excluding, however, any such premium or non-cash expenses incurred by the Borrower and its Subsidiaries prior to July 1, 2003,”.

(b) The definition of “Consolidated Interest Charges” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the “.” at the end thereof and (ii) adding a new clause (c) to read as follows:

“minus (c) in connection with the prepayment, redemption, purchase, defeasance or other satisfaction prior to the scheduled maturity thereof of Indebtedness permitted pursuant to Section 7.16(a)(iv) hereof, the sum of the following amounts, in each case to the extent paid or accrued by the Borrower and its Subsidiaries during such period: (x) any premium paid in connection therewith and (y) any non-cash expenses attributable to deferred financing fees and the accretion of original issue discount on such Indebtedness, excluding, however, any such premium or non-cash expenses incurred by the Borrower and its Subsidiaries prior to July 1, 2003.”.

(c) Section 7.03(c)(i) of the Credit Agreement is hereby amended by adding “, any Subsidiary” after “Borrower” and before “any other Guarantor” in the second line thereof.

(d) Section 7.16(a)(iv)(B) of the Credit Agreement is hereby amended by deleting the reference to “Section 7.16(a)(iii)” in the last line thereof and substituting “Section 7.16(a)(iv)” therefor.

SECTION 2. Waiver of Certain Provisions of the Credit Agreement. (a) In connection with the Borrower’s offer to purchase its outstanding 9.25% Senior Subordinated Notes due 2010 (the “Tender Offer”), to be completed on or about July 21, 2003 (the “Waiver Termination Date”), compliance by the Borrower with Sections 7.16(iv)(A) and (B) of the Credit Agreement are, on and as of the Amendment Effective Date, hereby waived by the Lenders; provided that on the Waiver Termination Date, no more than $15,000,000 in Loans may be outstanding under the Credit Agreement (or will be outstanding immediately following completion of the Tender Offer).

(b) On the Waiver Termination Date, without any further action by the Administrative Agent or the Lenders, other than with respect to the waiver described in clause (a) of this Section 2, all of the terms and provisions set forth in the Loan Documents shall have the same force and effect as if this Amendment had not been entered into by the parties hereto and the Administrative Agent and the Lenders shall have all the rights and remedies afforded to them under the Loan Documents as though no waiver had been granted to them hereunder.

SECTION 3. Conditions Precedent to the Effectiveness of This Amendment. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied (with the execution and delivery hereof by the Borrower constituting a representation and warranty by the Borrower as to the matters set forth in clauses (c) and (d) below).

(a) The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders, or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment.

(b) The Administrative Agent shall have received the Consent attached hereto executed by AMO Holdings, LLC, a Delaware limited liability company.

(c) The representations and warranties contained in each of the Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date).

(d) After giving effect to this Amendment, no event shall have occurred and be continuing or shall result from the effectiveness of this Amendment that constitutes a Default.

(e) All of the accrued fees and expenses of the Administrative Agent (including the accrued fees and expenses of counsel for the Administrative Agent in connection with the closing and post-closing matters related to the Credit Agreement and in connection herewith) that are then due and payable shall have been paid in full.

This Amendment is subject to the provisions of Section 10.01 of the Credit Agreement, except that no amendment or waiver of any provision of this Section 3, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Required Lenders.

SECTION 3. Reference to and Effect on the Loan Documents.

(a) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, as amended by Section 1 above, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Secured Parties or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 4. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature page to follow]

S-1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ADVANCED MEDICAL OPTICS, INC., as Borrower

By:	/s/ RICHARD A. MEIER

Name:	Richard A. Meier

Title:	Corporate Vice President and CFO

BANK OF AMERICA, N.A., as Lender

By:	/s/ JAMES W. FORD

Name:	James W. Ford

Title:	Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

By:	/s/ HOWARD C. BAILEY

Name:	Howard C. Bailey

Title:	Duly Authorized Signatory

BANK ONE, N.A., as Lender

By:	/s/ DANA E. JURGENS

Name:	Dana E. Jurgens

Title:	Director

ABN AMRO, N.V., as Lender

By:

Name:

Title:

THE GOVERNOR AND COMPANY OF BANK OF IRELAND, as Lender

By:	/s/ ALAN DOYLE

Name:	Alan Doyle

Title:	Associate Director

By:	/s/ RUTH COSGRAVE

Name:	Ruth Cosgrave

Title:	Deputy Manager

MERRILL LYNCH CAPITAL CORPORATION, as Lender

By:

Name:

Title:

MORGAN STANLEY SENIOR FUNDING INC., as Lender

By:	/s/ JAAP L. TONCKENS

Name:	Jaap L. Tonckens

Title:	Vice President, Morgan Stanley Senior Funding

UNION BANK OF CALIFORNIA, N.A., as Lender

By:	/s/ STEPHEN W. DUNNE

Name:	Stephen W. Dunne

Title:	Vice President

ACKNOWLEDGED:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ JAMES W. FORD

Name:	James W. Ford

Title:	Managing Director